PRUDENTIAL MYROCKSM ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated May 7, 2021
to Prospectuses dated April 30, 2021
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios of the DFA Investment Dimensions Group Inc. available through your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Effective May 3, 2021, the management fees for certain Portfolios of the DFA Investment Dimensions Group Inc. were reduced. The table captioned “Underlying Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows with respect to the Portfolios shown below:

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
VA International Small Portfolio	0.40%	0.07%	0.00%	0.00%	0.00%	0.00%	0.47%	0.00%	0.47%
VA International Value Portfolio	0.30%	0.04%	0.00%	0.00%	0.00%	0.00%	0.34%	0.00%	0.34%
VA Short-Term Fixed Portfolio	0.14%	0.03%	0.00%	0.00%	0.00%	0.00%	0.17%	0.00%	0.17%
VA U.S. Large Value Portfolio	0.20%	0.02%	0.00%	0.00%	0.00%	0.00%	0.22%	0.00%	0.22%
VA U.S. Targeted Value Portfolio	0.30%	0.03%	0.00%	0.00%	0.00%	0.00%	0.33%	0.00%	0.33%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP2